                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     CURRENCYSHARES AUSTRALIAN DOLLAR TRUST
      SPONSORED BY RYDEX SPECIALIZED PRODUCTS LLC, D/B/A RYDEX INVESTMENTS

             (Exact name of Registrant as specified in its charter)

               NEW YORK                                   20-4685355
       --------------------------                    ---------------------
(State of incorporation or organization)       (IRS Employer Identification No.)

         9601 BLACKWELL ROAD
               SUITE 500
          ROCKVILLE, MARYLAND                              20850
-------------------------------------------              -----------
(Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class            Name of each exchange on which each
          to be so registered                  class is to be registered
       --------------------------       -------------------------------------
       Common Stock, no par value               New York Stock Exchange

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. X

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. |_|

Securities Act registration statement file number to which this form relates:
Registration No. 333-125581

Securities to be registered pursuant to Section 12(g) of the Act: None

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, no par value, of the CurrencyShares
Australian Dollar Trust sponsored by Rydex Specialized Products LLC d/b/a Rydex
Investments (the "Registrant") to be registered hereunder is contained under the caption "Description of the Shares" in the Prospectus constituting a part of the
Registration Statement on Form S-1, filed by the Registrant with the Securities and Exchange Commission on March 13, 2006 (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

    EXHIBIT
    NUMBER                        DOCUMENT DESCRIPTION

       1           Articles of Incorporation of the Registrant, as amended,
                   incorporated by reference to Exhibit 3.1 in the Registrant's
                   Registration Statement on Form S-1, Amendment No. 1
                   (Registration No. 333-132362).

       2           Limited Liability Company Agreement of Rydex Specialized
                   Products LLC, incorporated by reference to Exhibit 3.2 in the
                   Registrant's Registration Statement on Form S-1, Amendment
                   No. 1 (Registration No. 333-132362).

       3           Depositary Trust Agreement, incorporated by reference to
                   Exhibit 4.1 in the Registrant's Registration Statement on
                   Form S-1, Amendment No. 1 (Registration No. 333-132362).

       4           Form of Participant Agreement, incorporated by reference to
                   Exhibit 4.2 in the Registrant's Registration Statement on
                   Form S-1, Amendment No. 1 (Registration No. 333-132362).

       5           Form of Deposit Account Agreement, incorporated by reference to Exhibit 10.1 in the Registrant's Registration Statement on
                   Form S-1, Amendment No. 1 (Registration No. 333-132362).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 8, 2006                           RYDEX SPECIALIZED PRODUCTS LLC,

                                             SPONSOR OF THE CURRENCYSHARES
                                             AUSTRALIAN DOLLAR TRUST

                                             By: /s/ Carl G. Verboncoeur
                                             Name:  Carl G. Verboncoeur
                                             Title: Chief Executive Officer

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